EXHIBIT 10.33
DEBT RESTRUCTURING AGREEMENT

     This Debt Restructuring Agreement (the "Agreement"), entered into this
13th day of August 2001, is by and between Ultimate Sports Entertainment,
Inc., a Delaware corporation (the "Borrower"), and The Orbiter Fund Ltd., a corporation organized under the laws of Delaware (the "Lender").

RECITALS:

     WHEREAS, on or about October 20, 1999, the parties entered into an agreement whereby the Lender loaned $600,000 to the Borrower pursuant to a term sheet dated October 20, 1999 (hereinafter the "Loan Agreement");

     WHEREAS, the original maturity date of the loan was approximately
February 20, 2001;

     WHEREAS, the Borrower was unable to meet the terms and payment conditions of the Loan Agreement, including the payment of any principal or interest, and on or about September 1, 2000, the parties amended the Loan Agreement to extend the maturity date of the loan to October 20, 2000;

     WHEREAS, the Borrower has not been able pay any principal or interest due on the loan;

     WHEREAS, the parties wish to enter into this agreement to restructure the repayment of the original loan and to supercede the terms and conditions of the Loan Agreement, as amended, with this Agreement;

     NOW, THEREFORE, in consideration of the terms and conditions of this
Agreement, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

     1.     Termination of Loan Agreement.  This Agreement shall and hereby does terminate the Loan Agreement, as amended, and any and all obligations required pursuant to the Loan Agreement, as amended, not already performed, including the payment of principal, interest, or shares of stock of the
Borrower pursuant to the Loan Agreement, or the amendment thereto, are hereby discharged.

     2.     Repayment Terms of Loan; Issuance of Promissory Note.  Subject to
the terms stated herein, the Borrower shall repay the original loan, together with any interest and/or penalties thereon, in the manner set forth in the form of promissory note in the principal amount of $750,000 as attached hereto as Exhibit "A" and incorporated herein (the "Note").  The Lender hereby acknowledges receipt from the Borrower of an executed copy of the Note.  Any inconsistencies between the Note and this Agreement shall be governed by this
Agreement.

     3.     Issuance of Shares.  Simultaneous with the execution of this
Agreement by the Lender, the Borrower shall instruct its transfer agent to issue and deliver to the Lender 2,500,000 restricted shares of common stock of the Borrower.

     4.     Representations of the Lender.  The Lender hereby represents and warrants as follows:

          a.     Accredited Investor Status.  The Lender is an "accredited
investor" as defined in Rule 501 of Regulation D promulgated by the U.S.
Securities and Exchange Commission (the "SEC").

          b.     Restricted Securities.  The Lender understands that the Note and the shares to be issued to it have not been registered pursuant to the
Securities Act of 1933, or any state securities act, and thus will be restricted securities as defined in Rule 144 promulgated by the SEC.
Therefore, under current interpretations and applicable rules, it will probably have to retain such securities for a period of at least one year from the date of issuance and at the expiration of such one year period its sales may be confined to brokerage transactions of limited amounts requiring certain notification filings with the SEC and such disposition may be available only if the Borrower is current in its filings with the SEC under the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), or other public disclosure requirements.

          c.     Non-distributive Intent.  The Lender acknowledges that the securities to be issued to it are received for its own account, for investment, and not with the present view towards the distribution thereof and it will not dispose of such securities except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended (the
"Securities Act"), or (ii) in any other transaction which, in the opinion of counsel acceptable to the Borrower, is exempt from registration under the
Securities Act, or the rules and regulations of the SEC thereunder, and that an appropriate legend will be placed upon each of the certificates representing the securities, and stop transfer instructions shall be placed with the transfer agent for the securities.

          d.     Access to Information.  The Lender has received and read and is familiar with the Borrower's SEC reports, and confirms that all documents, records, and books pertaining to this transaction have been made available to
it.

          e.     Opportunity to Ask Questions.  Representatives of the Lender
have had the opportunity to question and receive answers from representatives of the Borrower concerning the terms and conditions of this transaction, the business of the Borrower, and all other matters as deemed relevant to this transaction.  In addition, the Lender has received all requested additional information and documents.

          f.     Limitations on Transfer of Securities.  The Lender
acknowledges that it is aware that there are substantial restrictions on the transferability of the Note and the shares.  Since the securities will not be registered under the Securities Act or any applicable state securities laws, the securities may not be, and the Lender agrees that they shall not be, transferred unless they are registered under the Securities Act and state securities laws or unless such sale is exempt from such registration under the
Securities Act and any other applicable state securities laws or regulations.
The Lender also acknowledges that it will be responsible for compliance with all conditions on transfer imposed by any securities administrator of any state.

     5.     Registration Rights.

          a.     Demands for Registration.

               (i)     Demand Period.  From the date hereof, until the date
which is eighteen months from the date hereof (the "Demand Period"), subject to the terms and conditions of this Agreement, the Lender will have one opportunity  (a "Demand Registration"), in addition to other rights enumerated in this Agreement, to request registration under the Securities Act of all or part of the shares issued pursuant to this Agreement, together with any shares issued upon default of the Note (the "Registerable Securities").  The Demand
Registration right shall not be transferrable or assignable by the Lender.

               (ii)     Demand Procedure.

                    (1)     Subject to subparagraph 5(a)(ii)(2) below, during
the Demand Period the Lender may deliver to the Borrower a written request (a
"Demand Registration Request") that the Borrower register any or all such
Demanding Shareholders' Registerable Shares.

                    (2)     The Lender may only make one Demand Registration
Request during the Demand Period.  The Borrower shall only be required to file one registration statement (as distinguished from supplements or pre-effective or post-effective amendments thereto) in response to such Demand Registration
Request.

                    (3)     A Demand Registration Request from the Lender
shall (i) set forth the number of Registerable Securities intended to be sold pursuant to the Demand Registration Request (ii) disclose whether all or any portion of a distribution pursuant to such registration will be sought by means of an underwriting, and (iii) identify any managing underwriter or managing underwriters proposed for the underwritten portion, if any, of such registration.

                    (4)     The parties anticipate that the registration
contemplated under this Paragraph 5(a) will be accomplished by means of the filing of a Form SB-2, and that registration on such form will allow for different means of distribution, including sales by means of an underwriting as well as sales into the open market.  If the Lender desires to distribute all or part of the Registerable Securities covered by its request by means of an underwriting, it shall so advise the Borrower in writing in its Demand
Registration Request.  A determination of whether all or part of the distribution will be by means of an underwriting shall be made by the Lender.
If all or part of the distribution is to be by means of an underwriting, all subsequent decisions concerning the underwriting which are to be made by the
Lender pursuant to the terms of this Agreement, which shall include the selection of the underwriter or underwriters to be engaged and the representative, if any, of the underwriters so engaged, shall be made by the
Lender, subject to approval by the Board of Directors of the Borrower.

                    (5)     Notwithstanding any other provision of this
Paragraph 5(a), if an underwriter advises the Borrower in writing that marketing factors require a limitation on the number of shares to be underwritten, then the number of shares of Registerable Securities that may be included in the underwriting shall be reduced.

               (iii)     Priority on Request Registration.  The Borrower may
include in any Demand Registration any securities which are not Registerable
Securities without the prior written consent of the Lender.  If a Demand
Registration is an underwritten offering and the managing underwriters advise the Borrower in writing that in their opinion the number of Registerable
Securities and other securities requested to be included in such offering exceeds the number of securities that can be sold in an orderly manner in such offering within a price range acceptable to the Lender, the Borrower will include in such registration prior to the inclusion of any securities which are not Registerable Securities the number of shares of Registerable
Securities requested to be included that in the opinion of such underwriters can be sold in an orderly manner within such acceptable price range.

          b.     Piggyback Registrations

               (i)     Right to Piggyback.  If the Borrower proposes to
undertake an offering of shares of its common stock (the "Common Stock") for its account or for the account of other stockholders and the registration form to be used for such offering may be used for the registration of Registerable
Securities (a "Piggyback Registration"), each such time the Borrower will give prompt written notice to the Lender of its intention to effect such a registration (each, a "Piggyback Notice") and, subject to subparagraphs
5(b)(iii) and 5(b)(iv) hereof, the Borrower will use its best efforts to cause to be included in such registration all Registerable Securities with respect to which the Borrower has received written requests for inclusion therein
within 20 days after the date of sending the Piggyback Notice.    The
Piggyback Registration right shall not be transferrable or assignable by the
Lender.

               (ii)     Priority on Primary Registrations.  If a Piggyback
Registration is an underwritten primary registration on behalf of the
Borrower, and the managing underwriters advise the Borrower in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner within a price range acceptable to the Borrower, the Borrower will include in such registration (a) first, the securities the Borrower proposes to sell and (b)
second, the Registerable Securities requested to be included in such registration and any other securities requested to be included in such registration that are held by persons other than the Lender pursuant to registration rights, pro rata among the holders of Registerable Securities and the holders of such other securities requesting such registration on the basis of the number of shares of such securities owned by each such holder.

               (iii)     Priority on Secondary Registrations.  If a Piggyback
Registration is an underwritten secondary registration on behalf of holders of the Borrower's securities other than the Lender (the "Other Holders"), and the managing underwriters advise the Borrower in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in a orderly manner in such offering within a price range acceptable to the Other Holders requesting such registration, the
Borrower will include in such registration (a) first, the securities requested to be included therein by the Other Holders requesting such registration and
(b) second, the Registerable Securities requested be include in such resignation hereunder.

               (iv)     Selection of Underwriters.  In the case of an
underwritten Piggyback Registration, the Borrower will have the right to select the investment banker(s) and managers(s) to administer the offering.

          c.     Registration Procedures.

               (i)     Registration.  Whenever the Lender has requested that
any Registerable Securities be sold pursuant to this Agreement, the Borrower will use its reasonable best efforts to effect the registration and the sale of such Registerable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Borrower will as expeditiously as possible:

                    (1)     Registration Statement.  Prepare and file with the
SEC a registration statement with respect to such Registerable Securities and use its reasonable best efforts to cause such registration statement to become effective.

                    (2)     Amendments and Supplements.  Promptly prepare and
file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period required by the intended method of disposition and the terms of this Agreement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement.

                    (3)     Provisions of Copies.  Promptly furnished to the
Lender the number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement
(including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the
Registerable Securities.

                    (4)     Blue Sky Laws.  Use its reasonable best efforts to
register or qualify such Registerable Securities under the securities or blue sky laws of such jurisdiction as the Lender reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Lender to consummate the disposition in such jurisdiction of the
Registerable Securities owned by it, provided, that the Borrower will not be required to (a) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph; (b)
subject itself to taxation in any such jurisdiction; or (c) consent to general service of process in any such jurisdiction.

                    (5)     Anti-fraud Rules.  Promptly notify the Lender when
a prospectus relating thereto is required to be delivered under Securities
Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and in such event, at the request of any such seller, the Borrower will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such
Registerable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, provided, that the Borrower will not take any action which causes the prospectus included in such registration statement to contain an untrue statement of material fact or omit any material fact necessary to make the statements therein not misleading, except as permitted by subparagraph 5(c)(v).

                    (6)     Securities Exchange Listing.  Use its reasonable
best efforts to cause all such Registerable Securities to be listed on each securities exchange on which securities of the same class issued by the
Borrower are then listed and use its reasonable best efforts to qualify such
Registerable Securities for trading on each system on which securities of the same class issued by the Borrower are then qualified.

                    (7)     Underwriting Agreement.  Enter into such customary
agreements (including underwriting agreements in customary form) and take all such other actions as the Lender or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of the Registerable
Securities.

                    (8)     Due Diligence.  Make available for inspection by
any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Borrower, and cause the Borrower's officers, directors, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement.

                    (9)     Stop Orders.  Promptly notify the Lender of the
threat of issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceeding for that purpose, and make every reasonable effort to prevent the entry of any order suspending the effectiveness of the registration statement.  In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registerable Securities included in such registration statement for sale in any jurisdiction, the
Borrower will use its reasonable best efforts promptly to obtain the withdrawal of such order.

               (ii)     Further Information.  The Borrower may require the
Lender to furnish to the Borrower in writing such information regarding the proposed distribution by the Lender of such Registerable Securities as the
Borrower may from time to time reasonably request.

               (iii)     Notice to Suspend Offers and Sales.  The Lender
agrees that, upon receipt of any notice from the Borrower of the happening of any event of the kind described in subparagraphs 5(c)(i)(5) or 5(c)(i)(9)
hereof, the Lender will forthwith discontinue disposition of shares of Common
Stock pursuant to a registration hereunder until receipt of the copies of an appropriate supplement or amendment to the prospectus under subparagraph
5(c)(i)(5) or until the withdrawal of such order under subparagraph
5(c)(i)(9).

               (iv)     Reference to the Lender.  If any such registration or
comparable statement refers to the Lender by name or otherwise as the holder of any securities of the Borrower and if, in the Lender's reasonable judgement, it is or might be deemed to be a controlling person of the
Borrower, the Lender shall have the right to require (a) the insertion therein of language in form and substance satisfactory to the Lender and the Borrower and presented to the Borrower in writing, to the effect that the holding by the Lender of such securities is not to be construed as a recommendation by the Lender of the investment quality of the Borrower's securities covered thereby and that such holdings does not imply that the Lender will assist in meeting any future financial requirements of the Borrower, or (b) in the event that such reference to the Lender by name or otherwise is not required by the
Securities Act or any similar Federal statute then in force, the deletion of the reference to the Lender, provided that with respect to this clause (b) the
Lender shall furnish to the Borrower an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Borrower.

               (v)     Borrower's Ability to Postpone.  Notwithstanding
anything to the contrary contained herein, the Borrower shall have the right twice in any twelve month period to postpone the filing of any registration statement under this Agreement or any amendment or supplement thereto for a reasonable period of time (all such postponements not exceeding 90 days in the aggregate in any twelve month period) if the Borrower furnishes the Lender a certificate signed by the president of the Borrower stating that, in the good faith judgment of the Borrower's Board of Directors, it has determined that effecting the registration at such time would materially and adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction, or would require the Borrower to make public disclosure of information the public disclosure of which would have a material adverse effect upon the Borrower.

          d.     Registration Expenses.

               (i)     Expense Borne by Borrower.  Except as specifically
otherwise provided in subparagraph 5(d)(ii) hereof, the Borrower will be responsible for payment of all expenses incident to any Piggyback Registration and the Lender will be responsible for payment of all expenses incident to any
Demand Registration hereunder.  These expenses shall include, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, road show expenses, advertising expenses and fees and disbursements of counsel for the Borrower and all independent certified public accountants and other persons retained by the Borrower in connection with such registration (all such expenses being herein called the "Registration
Expenses").

               (ii)     Expense Borne by the Lender.  The Lender will be
responsible for payment of its own legal fees (if it retains legal counsel separate from that of the Borrower), underwriting fees and brokerage discounts, commissions and other sales expenses incident to any registration hereunder, with any such expenses which are common to selling security holders divided among the Lender and the Borrower, and holders of the Borrower's securities other than Registerable Securities to the extent that securities are being registered on behalf of such persons, pro rata on the basis of the number of shares being registered on behalf of each such security holder, or as such security holders may otherwise agree.

          e.     Indemnification Section.

               (i)     Indemnification by Borrower.  The Borrower agrees to
indemnify, to the fullest extent permitted by law, the Lender and each person who controls (within the meaning of the Securities Act) the Lender against all loses, claims, damages, liabilities and expenses in connection with defending against any such losses, claims, damages and liabilities or in connection with any investigation or inquiry, in each case caused by or based on any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or arise out of any violation by the Borrower of any rules or regulation promulgated under the Securities Act applicable to the Borrower and relating to action or inaction required of the Borrower in connection with such registration, except insofar as the same are (i) contained in any information furnished in writing to the Borrower by the Lender or control person expressly for use therein; (ii) caused by the Lender's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto; or (iii) caused by the Lender's failure to discontinue disposition of shares after receiving notice from the Borrower pursuant to subparagraph 5(c)(iii) hereof.  In connection with an underwritten offering, the Borrower will indemnify such underwriters, their officers and directors and each person who controls (within the meaning of the Securities Act) such underwriters at least to the same extent as provided above with respect to the indemnification of the Lender.

               (ii)     Indemnification by the Lender.  In connection with any
registration statement in which the Lender is participating, the Lender will furnish to the Borrower in writing such information as the Borrower reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Borrower, its directors and officers and each person who controls (within the meaning of the Securities Act) the Borrower against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by the Lender expressly for use in connection with such registration; provided that the obligation to indemnify will be limited to the net amount of proceeds received by the Lender from the sale of
Registerable Securities pursuant to such registration statement.  In connection with an underwritten offering, the Lender will indemnify such underwriters, their officers and directors and each person who controls
(within the meaning of the Securities Act) such underwriters at least to the same extent as provided above with respect to the indemnification of the
Borrower.

               (iii)     Assumption of Defense by Indemnifying Party.  Any
person entitled to indemnification hereunder will (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (b) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

               (iv)     Binding Effect.  The indemnification provided for
under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities.  The Borrower also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Borrower's indemnification is unavailable for any reason.  The Lender also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Lender's indemnification is unavailable for any reason.

          f.     Participation in Underwritten Registrations.  The Lender may
not participate in any registration hereunder which is underwritten unless it
(a) agrees to sell the Registerable Securities on the basis provided in any underwriting arrangements approved by it or persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     6.     Effective Date of Agreement.  The effective date of this Agreement shall be July 31, 2001.

     7.     Miscellaneous Provisions.

          a.     Notices.  All notices, requests, demands, and other
communications required to or permitted to be given under this Agreement shall be in writing addressed to the other party at the address set forth below and shall be conclusively deemed to have been duly given when:

     (i)     Hand-delivered to the other party; or

               (ii)     Received when sent by telex or facsimile at the
address and number set forth below; the next business day after same have been deposited with a national overnight delivery service, shipping prepaid, addressed to the parties as set forth below with next-business day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider; or three business days after mailing if mailed from within the continental United States by registered or certified mail, return receipt requested, addressed to the parties as set forth below.

     The Borrower:       Frederick R. Licht, President
                         Ultimate Sports Entertainment, Inc.
                         2444 Wilshire Boulevard
                         Suite 414
                         Santa Monica, CA  90403
                         Facsimile Number (310) 829-9596

     With copies to:     Ronald N. Vance
                         Attorney at Law
                         57 West 200 South
                         Suite 310
                         Salt Lake City, UT 84101
                         Facsimile Number (801) 359-9310

     The Lender:         Michael Lauer
                         The Orbiter Fund Ltd.
                         Kaya Flamboyan 9
                         Curacao, Netherlands Antilles
                         Facsimile Number _______________

     With copies to:

          b.     Attorneys' Fees.  If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties will be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

          c.     Entire Agreement; Modification; Waiver.  This Agreement
constitutes the entire agreement between or among the parties pertaining to the subject matter contained in it and supercedes all prior and contemporaneous agreements, representations, and understandings of the parties.  No supplement, modification, or amendment of this Agreement will be binding unless executed in writing by all the parties or the applicable parties to be bound by such amendment.  No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver.  No waiver will be binding unless executed in writing by the party making the waiver.

          d.     Binding on Successors.  This Agreement will be binding on, and will inure to the benefit of, the parties to it and their respective heirs, legal representatives, successors, and assigns.

          e.     Representations Survive the Closing.  All representations, warranties, and covenants of the parties contained herein, or in any instrument, certificate, opinion, or other writing provided for in it, will survive Closing.

          f.     Severability.  If any provision of this Agreement is held
invalid or unenforceable by any court of final jurisdiction, it is the intent of the parties that all other provisions of this Agreement be construed to remain fully valid, enforceable, and binding on the parties.

          g.     Effect of Headings.  The subject headings of the paragraphs and subparagraphs of this Agreement are included for convenience only and will not affect the construction of any of its provisions.

          h.     Word Usage.  Unless the context clearly requires otherwise, plural and singular numbers will each be considered to include the other.  The masculine, feminine, and neuter genders will each be considered to include the others.  "Shall," "will," "must," "agree," and "covenants" are each mandatory.  "May" is permissive.  "Or" is not exclusive; and "includes" and
"including" are not limiting.

          i.     Counterparts; Facsimile Execution.  This Agreement may be
executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one instrument.  Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement.
Any party delivering an executed counterpart of this Agreement by facsimile also shall deliver a manually executed counterpart of this Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

          j.     Drafting.  This Agreement was drafted with the joint
participation of the parties and/or their legal counsel.  Any ambiguity contained in this Agreement shall not be construed against any party as the draftsman, but this Agreement shall be construed in accordance with its fair meaning.

          k.     Governing Law.  This Agreement and the rights and duties of the parties hereto shall be construed and determined in accordance with the laws of the State of California, and any and all actions to enforce the provisions of this Agreement, shall be brought in a court of competent jurisdiction in the State of California and in no other place.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement the day and year first above written.

THE BORROWER:                             Ultimate Sports Entertainment, Inc.

                                   By /s/ Frederick R. Licht
                                          Frederick R. Licht, President

THE LENDER:                               The Orbiter Fund Ltd.

                                   By /s/ Michael Lauer
                                          Michael Lauer, President